UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2020

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on May 22, 2020, Hertz Global Holdings, Inc. (the “Company” or “we”), The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The cases are being jointly administered under the caption “In re The Hertz Corporation, et al., Case No. 20-11218 MFW.”

On June 11, 2020, the Debtors filed a Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 390] (the “Rejection Motion”). Certain institutions that are, directly or indirectly, beneficial holders of medium-term notes (“MTN Holders”) issued by the Debtors’ non-Debtor vehicle finance subsidiary are among the parties that have contested the Rejection Motion. To facilitate discussions with the MTN Holders, certain of the Debtors entered into confidentiality agreements with certain of the MTN Holders that require the Company to publicly disclose certain information provided to those MTN Holders (the “Cleansing Materials”) upon the occurrence of certain events. The Company is furnishing the Cleansing Materials as Exhibit 99.1 hereto.

The Cleansing Materials contain discussion materials related to the impact of the COVID-19 pandemic and general economic conditions on the Company’s financial condition and results of operations, including certain financial forecasts. The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials. The economic environment in which the Company and its subsidiaries are operating, including the used vehicle sale market, has been subject to rapid and dramatic changes as a result of the COVID-19 pandemic and there is an even higher degree of uncertainty surrounding forecasts than would be the case in a normal operating environment. Therefore, it is possible that actual performance and results will differ from the forecasts contained in the Cleansing Materials and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The Cleansing Materials do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the Cleansing Materials and, accordingly, do not express an opinion or any other form of assurance with respect to the Cleansing Materials or any projections contained therein. The inclusion of the Cleansing Materials herein should not be regarded as an indication that the Company or its representatives consider the forecasts or projections contained therein to be a reliable prediction of future events, and such forecasts and projections should not be relied upon as such.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity; used vehicle sales and proceeds; the expected effects on our business, financial condition and results of operations due to the spread of the COVID-19 virus; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased professional costs, on our liquidity, results of operations and business; our ability to comply with the continued listing criteria of the New York Stock Exchange (the “NYSE”) and risks arising from the potential suspension of trading of our common stock on, or delisting from, the NYSE; the effects of Chapter 11 on the interests of various constituents; and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this filing, and we undertake no obligation to update this information.

Item 8.01	Other Events

The Company has reached an interim settlement and agreement to suspend litigation relating to the Rejection Motion until January 15, 2021, as well as other issues related to the lease pursuant to which the Debtors lease vehicles under THC’s asset backed vehicle finance facility (the “ABS”). The interim settlement and agreement is documented in the form of a proposed order of the Bankruptcy Court (the “Order”), which will be submitted to the Court on July 24, 2020.

The Order contains the following key terms:

•	THC in its capacity as servicer, shall dispose of at least 182,521 lease vehicles between June 1, 2020 and December 31, 2020, inclusive. The proceeds of the dispositions, subject to certain exclusions set forth in the order, will be used to repay debt incurred under the ABS;

•	THC, in its capacity as lessee, will pay in cash a total of $650 million of rent in equal monthly installments from July to December, which rent will result in additional principal payments on the ABS;

•	Interest payments on the debt incurred under the ABS will be funded from draws on certain existing letters of credit, which are reimbursable by the Debtors;

•	The Debtors will pay certain reasonable and documented fees and expenses of advisors to the ABS creditors (including the agent and trustee), as well as additional fees to the agent under the ABS; and

•	Litigation relating to the lease pursuant to which the debtors lease vehicles under the ABS will be suspended and all parties reserve all rights with respect to future litigation claims.

The foregoing summary of the Order is qualified in its entirety by the text thereof, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Cleansing materials
99.2	Proposed Order of the Bankruptcy Court
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

Dated: July 24, 2020	By:	/s/ M. David Galainena
	Name:	M. David Galainena
	Title:	Executive Vice President, General Counsel and Secretary